                              STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2005
(the Annual Report) of SCE Funding LLC (the "Company"), and pursuant to 18 U.S.C. Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies, to the best of his or her knowledge, that:

1.      The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the
        Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.      The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Thomas M. Noonan

                                                   ---------------------------------
                                                   Thomas M. Noonan
                                                   Chief Executive Officer
                                                   SCE Funding LLC

                                                   /s/ Mary C. Simpson
                                                   ---------------------------------
                                                   Mary C. Simpson
                                                   Treasurer
                                                   SCE Funding LLC

    Date:  March 7, 2006

    This statement accompanies the Annual Report pursuant to Section 906 of the Sarbanes-Oxley Act of
    2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as
    amended.

    A signed original of this written statement required by Section 906 has been provided to SCE
    Funding LLC and will be retained by SCE Funding LLC and furnished to the Securities and Exchange
    Commission or its staff upon request.